Exhibit 10.4
INTELLECTUAL PROPERTY MATTERS AGREEMENT
by and between
FORTIVE CORPORATION
and
RALLIANT CORPORATION
Dated as of June 27, 2025
INTELLECTUAL PROPERTY MATTERS AGREEMENT
This INTELLECTUAL PROPERTY MATTERS AGREEMENT (this “Agreement”), dated as of June 27, 2025, is entered into by and between Fortive Corporation (“Fortive”), a Delaware corporation, and Ralliant Corporation (“Ralliant”), a Delaware corporation. “Party” or “Parties” means Fortive or Ralliant, individually or collectively, as the case may be.
W I T N E S S E T H:
WHEREAS, the Parties have entered into that certain Separation and Distribution Agreement, dated as of the date hereof (the “Separation Agreement”); and
WHEREAS, as of the Distribution Date, the Fortive Group may own certain intellectual property rights that are used in or practiced by the conduct of the Ralliant Business as of the Distribution Date, and the Ralliant Group may own certain intellectual property rights that are used in or practiced by the Fortive Retained Businesses as of the Distribution Date, and Fortive wishes to grant to Ralliant, and Ralliant wishes to grant to Fortive, a license to such intellectual property rights in accordance with the terms hereof.
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, provisions and covenants contained in this Agreement and the Separation Agreement, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS
Section 1.01    Definitions.
(a)    Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings as in the Separation Agreement.
(b)    The following capitalized terms used in this Agreement shall have the meanings set forth below:
“Copyrights” means copyrights and any similar Intellectual Property in any copyrightable subject matter, excluding Know-How.
“FBS” has the meaning set forth in the FBS License Agreement.
“Fortive Field of Use” means the current and future businesses of the Fortive Group.
“Fortive Licensed Copyrights” means the Copyrights that are (a) owned or Licensable by the Fortive Group as of the Distribution Date and (b) used in the Ralliant Business as of the Distribution Date.
“Fortive Licensed IP” means the Fortive Licensed Copyrights, Fortive Licensed Know-How and Fortive Licensed Patents, excluding any rights in or to any Trademarks, FBS or Solutions.
“Fortive Licensed Know-How” means the Know-How that is (a) owned or Licensable by the Fortive Group as of the Distribution Date and (b) used in the Ralliant Business as of the Distribution Date.
“Fortive Licensed Patents” means (a) the Patents that are (i) owned or Licensable by the Fortive Group as of the Distribution Date and (ii) used in the Ralliant Business as of the Distribution Date, and (b) all Valid Claims of other Patents that are owned by the Fortive Group that claim priority to the Patents described in the foregoing clause (a).
“Know-How” means trade secrets, and all other confidential or proprietary information, know-how, inventions, processes, formulae, models, and methodologies, but in each case excluding Patents.
“Licensable” means, with respect to any Intellectual Property, the right to grant sublicenses to a Person within the scope of the licenses set forth in Section 2.01 or Section 2.02, as applicable, without (a) the requirement to obtain consent from, give notice to, or take any other action with respect to any Third Party or (b) incurring fees, royalties, Liabilities or other costs in connection with such sublicense.

“Licensed IP” means (a) the Ralliant Licensed IP, as licensed to Fortive hereunder, and (b) the Fortive Licensed IP, as licensed to Ralliant hereunder.
“Licensee” means (a) Ralliant, with respect to the Fortive Licensed IP, and (b) Fortive, with respect to the Ralliant Licensed IP.
“Licensor” means (a) Ralliant, with respect to the Ralliant Licensed IP, and (b) Fortive, with respect to the Fortive Licensed IP.
“Licensor IP” means (a) with respect to Ralliant, the Ralliant Licensed IP, and (b) with respect to Fortive, the Fortive Licensed IP.
“Solutions” has the meaning set forth in the Fort Solutions License Agreement.
“Ralliant Field of Use” means the current and future businesses of the Ralliant Group.
“Ralliant Licensed Copyrights” means the Copyrights that are (a) owned or Licensable by the Ralliant Group as of the Distribution Date and (b) used in the Fortive Retained Business as of the Distribution Date.
“Ralliant Licensed IP” means the Ralliant Licensed Copyrights, Ralliant Licensed Know-How and Ralliant Licensed Patents.
“Ralliant Licensed Know-How” means the Know-How that is (a) owned or Licensable by the Ralliant Group as of the Distribution Date and (b) used in the Fortive Retained Business as of the Distribution Date.
“Ralliant Licensed Patents” means (a) the Patents that are (i) owned or Licensable by the Ralliant Group as of the Distribution Date and (ii) used in the Fortive Retained Business as of the Distribution Date, and (b) all Valid Claims of other Patents that are owned by the Ralliant Group that claim priority to the Patents described in the foregoing clause (a).
“Valid Claim” means a claim of an issued and unexpired Patent that (a) has not been revoked or held unenforceable or invalid by a decision of a court or other Governmental Entity of competent jurisdiction from which no appeal can be taken or has been taken within the time allowed for appeal and (b) has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise in such country.
ARTICLE II

GRANTS OF RIGHTS
Section 2.01    License to Ralliant of Fortive Licensed IP. Subject to the terms and conditions of this Agreement, Fortive hereby grants, and shall cause its Affiliates to grant, to Ralliant a non-exclusive, royalty-free, fully paid-up, irrevocable, sublicensable (in connection with activities in the Ralliant Field of Use by Ralliant and its Affiliates but not for the independent use of Third Parties) and worldwide license to the Fortive Licensed IP in the Ralliant Field of Use (“Ralliant License”). Subject to the terms and conditions of this Agreement, the Ralliant License shall include the right to exercise any and all rights in the Fortive Licensed IP in the Ralliant Field of Use, including the right to use, practice, copy, perform, render, develop, modify and make derivative works of the Fortive Licensed IP within the Ralliant Field of Use and to make, have made, use, sell, offer for sale, export and import any products, services or technologies, in each case with respect to the Ralliant Field of Use.
Section 2.02    License to Fortive of Ralliant Licensed IP. Subject to the terms and conditions of this Agreement, Ralliant hereby grants, and shall cause its Affiliates to grant, to Fortive a non-exclusive, royalty-free, fully paid-up, irrevocable, sublicensable (in connection with activities in the Fortive Field of Use by Fortive and its Affiliates but not for the independent use of Third Parties) and worldwide license to the Ralliant Licensed IP solely within the Fortive Field of Use (“Fortive License”). Subject to the terms and conditions of this Agreement, the foregoing license shall include the right to exercise any and all rights in the Ralliant Licensed IP in the Fortive Field of Use, including the right to use, practice, copy, perform, render, develop, modify and make derivative works of the Ralliant Licensed IP within the Fortive Field of Use and to make, have made, use, sell, offer for sale, export and import any products, services or technologies, in each case with respect to the Fortive Field of Use.
Section 2.03    Limitations. Notwithstanding anything to the contrary herein, the licenses hereunder are subject to any rights of or obligations owed to any Third Party under any Contracts existing as of the Distribution Date between Licensor or its Affiliates and any such Third Party.
Section 2.04    Reservation of Rights. Each Party reserves its and its Affiliates’ rights in and to all Intellectual Property that is not expressly licensed hereunder. Without limiting the foregoing, this Agreement and the licenses and rights granted herein do not, and shall not be construed to, confer any rights upon either Party, its Affiliates or its sublicensees by implication, estoppel, or otherwise as to any of the other Party’s or its Affiliates’ Intellectual Property, except as otherwise expressly set forth herein.
Section 2.05    FBS and Solutions. Notwithstanding anything to the contrary herein, no rights under or with respect to FBS or any Solutions are granted pursuant to this Agreement.
ARTICLE III

INTELLECTUAL PROPERTY OWNERSHIP
Section 3.01    Ownership.
(a)     As between the Parties, Licensee acknowledges and agrees that (i) Licensor owns the Licensor IP, (ii) none of Licensee, its Affiliates or its sublicensees, will acquire any rights in the Licensor IP, except for the licenses and sublicenses granted pursuant to Sections 2.01 and 2.02, and (iii) Licensee shall not, and shall cause its Affiliates and its sublicensees to not, represent that they have an ownership interest in any of the Licensor IP.
(b)    As between the Parties, each Party shall own all improvements and modifications made by or on behalf of such Party with respect to the Licensed IP; provided that, with respect to Licensee, such improvements and modifications shall not include, and shall be subject to the provisions of this Agreement as they concern, the Licensed IP to which such improvements or modifications are made.
ARTICLE IV

PROSECUTION, MAINTENANCE AND ENFORCEMENT
Section 4.01    Responsibility. Subject to Section 4.02, Licensor shall be solely responsible for filing, prosecuting, and maintaining all Patents within the Licensor IP, in Licensor’s sole discretion. Licensor shall be responsible for any costs associated with filing, prosecuting and maintaining such Patents.
Section 4.02    Defense and Enforcement. Licensor shall have the sole right, but not the obligation, to elect to bring an Action or enter into settlement agreements regarding the Licensor IP, at Licensor’s sole cost and expense.
Section 4.03    No Additional Obligations. This Agreement shall not obligate either Party to disclose or deliver to the other Party, or maintain, register, prosecute, pay for, enforce or otherwise manage any Intellectual Property, except as expressly set forth herein.
ARTICLE V

DISCLAIMERS; LIMITATIONS ON LIABILITY AND REMEDIES
Section 5.01    Disclaimer of Warranties. Except as expressly set forth herein, the Parties acknowledge and agree that (a) the Licensor IP is provided as-is, (b) the Licensee assumes all risks and Liability arising from or relating to its use of and reliance upon the Licensor IP and (c) each Party makes no representation or warranty with respect thereto. EXCEPT AS EXPRESSLY SET FORTH HEREIN, EACH PARTY HEREBY EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES REGARDING THE LICENSOR IP, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY REPRESENTATION OR WARRANTY IN REGARD TO QUALITY, PERFORMANCE, NONINFRINGEMENT, MISAPPROPRIATION, COMMERCIAL UTILITY OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
Section 5.02    Compliance with Laws and Regulations. Each Party hereto shall be responsible for its own compliance with any and all Laws applicable to its performance under this Agreement. FOR THE AVOIDANCE OF DOUBT AND NOTWITHSTANDING

ANYTHING HEREIN TO THE CONTRARY, EACH PARTY EXPRESSLY DISCLAIMS ANY EXPRESS OR IMPLIED OBLIGATION OR WARRANTY WITH RESPECT TO THE LICENSOR IP THAT COULD BE CONSTRUED TO REQUIRE LICENSOR TO PROVIDE LICENSOR IP HEREUNDER IN SUCH A MANNER TO ALLOW LICENSEE TO ITSELF COMPLY WITH ANY LAW APPLICABLE TO THE ACTIONS OR FUNCTIONS OF SUCH LICENSEE (OR ITS AFFILIATES).
ARTICLE VI

TERM
Section 6.01    Term. The term of this Agreement shall commence as of the Distribution Date and shall continue in perpetuity until there no longer exists any valid or enforceable Licensed IP. This Agreement may not be terminated unless agreed to in writing by the Parties.
ARTICLE VII

MISCELLANEOUS
Section 7.01    Entire Agreement; Construction. This Agreement shall constitute the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments, course of dealings and writings with respect to such subject matter. In the event of any conflict between this Agreement and the Tax Matters Agreement, the terms and conditions of the Tax Matters Agreement shall govern.
Section 7.02    Counterparts. This Agreement may be executed in more than one counterpart, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to each of the Parties.
Section 7.03    Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in English, shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by email (followed by delivery of an original via overnight courier service) or by facsimile with receipt confirmed (followed by delivery of an original via overnight courier service) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 7.03):
To Fortive:

Fortive Corporation
6920 Seaway Blvd.
Everett, WA 98203
Attn: General Counsel
E-mail:        [Intentionally omitted]
with a copy (which shall not constitute notice) to:
Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attn: Alison Zieske Preiss
E-mail:        [Intentionally omitted]
To Ralliant:

Ralliant Corporation
4000 Center at North Hills Street
Suite 430
Raleigh, NC 27609
Attn: General Counsel
E-mail:        [Intentionally omitted]
with a copy (which shall not constitute notice) to:
Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attn: Alison Zieske Preiss
E-mail:        [Intentionally omitted]

Section 7.04    Waivers. Any consent required or permitted to be given by any Party to the other Party under this Agreement shall be in writing and signed by the Party giving such consent and shall be effective only against such Party (and its Group). No failure to exercise and no delay in exercising, on the part of any Party, any right, remedy, power or privilege hereunder shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.
Section 7.05    Assignment. This Agreement shall not be assignable, in whole or in part, directly or indirectly, by any Party hereto without the prior written consent of the other Party (not to be unreasonably withheld or delayed), and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void. Notwithstanding the foregoing, this Agreement shall be assignable, in whole or in part, to (i) an Affiliate of a Party or (ii) a bona fide third party in connection with a merger, reorganization, consolidation or the sale of assets of a Party or its Affiliates related to this Agreement so long as the resulting, surviving or transferee entity assumes all the obligations of the relevant Party; provided, however, that in the case of each of the preceding clauses (i) and (ii), no assignment permitted by this Section 7.05 shall release the assigning Party from Liability for the full performance of its obligations under this Agreement.
Section 7.06    Successors and Assigns. The provisions of this Agreement and the obligations and rights hereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the Parties and their respective successors and permitted assigns.
Section 7.07    Subsidiaries. Each of the Parties shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such Party or by any entity that becomes a Subsidiary of such Party at and after the Distribution Date, to the extent such Subsidiary remains a Subsidiary of the applicable Party.
Section 7.08    Third Party Beneficiaries. This Agreement is solely for the benefit of the Parties and should not be deemed to confer upon Third Parties any remedy, claim, Liability, reimbursement, claim of Action or other right in excess of those existing without reference to this Agreement.
Section 7.09    Titles and Headings. Titles and headings to Articles and Sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.
Section 7.10    Governing Law. This Agreement and any dispute arising out of, in connection with or relating to this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.
Section 7.11    Dispute Resolution. The provisions of Article VIII of the Separation Agreement shall govern any Dispute under or in connection with this Agreement.
Section 7.12    Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The Parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
Section 7.13    Interpretation.
(a)    The Parties have participated jointly in the negotiation and drafting of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted.

(b)    When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. Wherever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.
[Signature page follows]
IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the date first written above by their respective duly authorized officers.
FORTIVE CORPORATION

By: /s/ Olumide Soroye
    Name: Olumide Soroye
    Title:    President and Chief Executive Officer of Intelligent Operating Solutions and Advanced Healthcare Solutions Segment
RALLIANT CORPORATION

By:    /s/ Tamara S. Newcombe
    Name:    Tamara S. Newcombe
    Title:    President and Chief Executive Officer

[Intellectual Property Matters Agreement Signature Page]